Exhibit 10.13

[***] Certain information in this document has been omitted from this exhibit pursuant to Item 601(b) of Regulation S-K because it is not material.

AMENDMENT No 1

TO THE

EXCLUSIVE LICENSE AGREEMENT EFFECTIVE THE 7TH DAY OF DECEMBER 2020

BETWEEN

STANFORD UNIVERSITY

AND

GRAPHITE BIO, INC.

Effective the 4th day of March 2021, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Graphite Bio, Inc. (“Graphite”), a Delaware corporation having a principal place of business at 279 East Grand Ave., South San Francisco, CA 94080, agree as follows:

1.	BACKGROUND

Stanford and Graphite are parties to an Exclusive License Agreement effective the 7th day of December 2020 (“Original Agreement”) covering modified guide RNAs for [***] disclosed in Stanford docket [***], from the laboratory of Professor Matthew Porteus.

Stanford and Graphite wish to amend the Original Agreement to change the date on which Graphite will issue equity to the inventors or their heirs according to the inventor list that Stanford will provide prior to issuance.

2.	AMENDMENT

2.1	Paragraph 7.2 of Original Agreement is hereby deleted in its entirety and replaced with the following:

“7.2 Equity Interest. As further consideration, Graphite will grant to Stanford (or its designees as provided below) an aggregate of 1,080,262 shares of common stock in Graphite. When issued, those shares will represent [***]% of the common stock in Graphite on a Fully-Diluted Basis as of the closing of the first tranche of Graphite’s Series A preferred stock financing and as reflected in the pro forma capitalization table set forth in Exhibit B. Within [***] unless requested earlier in writing by Stanford, Graphite will provide Stanford with its current capitalization table and the [***]. Graphite will provide Stanford with the [***]. On the 4-month anniversary of the Effective Date, but not before, Graphite will issue [***]% of all shares committed to Stanford pursuant to this Section 7.2 and Section 7.3 below directly to and in the name of the inventors or their heirs according to the inventor list that Stanford will provide prior to issuance.”

2.2	Paragraph 7.3 of Original Agreement is hereby deleted in its entirety and replaced with the following:

“7.3 Anti-Dilution Protection. Graphite will issue Stanford (or its designees), without further consideration, an aggregate of 478,325 additional shares of common stock in Graphite based on the closing of the second tranche of the Series A preferred stock financing of Graphite, which occurred on December 28, 2020, which maintains Stanford at [***]% of the common shares of Graphite issued and outstanding on a Fully-Diluted Basis as of such closing. The Anti-Dilution Protection under this Section 7.3 will continue until an amount of $[***], when aggregated with prior closings, has been raised by Graphite in a bona fide round of financing through the sale of securities or by conversion of instruments convertible into equity (“Dilution Trigger”). If the Dilution Trigger is reached or exceeded during a specific round of funding, Anti-Dilution Protection will extend to the total amount of funding raised through the Dilution Trigger only and shall not apply to any amounts raised by Graphite in such round of funding in excess of the Dilution Trigger.”

3.	OTHER TERMS

3.1	All other terms of the Original Agreement remain in full force and effect.

3.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Amendment No 1 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Associate Director
Date:	3/4/2021

GRAPHITE BIO, INC.

Signature:	/s/ Josh Lehrer
Name:	Josh Lehrer
Title:	Chief Executive Officer
Date:	3/4/2021